As filed with the Securities and Exchange Commission on October 23, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT - OCTOBER 23, 1998



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                      1-2987                15-0265555
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)




     300 Erie Boulevard West, Syracuse, N.Y.                    13202
(Address of principal executive offices)                     (Zip Code)




     Registrant's telephone number, including area code      315-474-1511

Item 5.  Other Events
---------------------

(a) On October 23, 1998, the Company issued a press release regarding earnings for the third quarter of 1998. See attached Exhibit 99.



Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

        Exhibit No. 99 - Press release of registrant issued on October 23,
        1998 relating to earnings of the Company for the third quarter of 1998.

            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NIAGARA MOHAWK POWER CORPORATION
                         --------------------------------
                                   (Registrant)



Date:     October 23, 1998          By  /s/ Steven W. Tasker
                                        ______________________________________
                                        Steven W. Tasker
                                        Vice President-Controller and
                                        Principal Accounting Officer,
                                        in his respective capacities
                                        as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of registrant issued on October 23, 1998 relating to earnings of the Company for the third quarter of 1998.